ADVANCED SERIES TRUST

AST Goldman Sachs Concentrated Growth Portfolio

Supplement dated January 31, 2014 to the Summary Prospectus dated April 29, 2013

This supplement should be read in conjunction with the Summary Prospectus (the Summary Prospectus) for the AST Goldman Sachs Concentrated Growth Portfolio (the AST Concentrated Growth Portfolio) and should be retained for future reference. The AST Concentrated Growth Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus.

At a meeting of the shareholders of the AST Concentrated Growth Portfolio held on January 15, 2014, shareholders approved the fund reorganization described below.

Target Fund	Acquiring Fund
AST Goldman Sachs Concentrated Growth Portfolio of Advanced Series Trust	AST Loomis Sayles Large-Cap Growth Portfolio of Advanced Series Trust

Pursuant to this reorganization, the assets and liabilities of the Target Fund will be exchanged for shares of the Acquiring Fund, and shareholders of the Target Fund will become shareholders of the Acquiring Fund. No sales charges will be imposed in connection with the reorganization. The Acquiring Fund shares to be received by Target Fund shareholders in the reorganization will be equal in value to the Target Fund shares held by such shareholders immediately prior to the reorganization.

The reorganization transaction is expected to be completed as of the close of business on February 7, 2014.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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